Vanguard Short-Term Inflation-Protected Securities
Index Fund

Vanguard Emerging Markets Bond Fund

Supplement to the Statement of Additional Information Dated
January 26, 2018

Effective April 20, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for Vanguard Short-Term
Inflation-Protected Securities Index Fund and Vanguard Emerging Markets Bond
Fund (the “Funds”). The custodian is responsible for maintaining the Funds’
assets, keeping all necessary accounts and records of the Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 78B 042018